                                                                 EXHIBIT 32.1(a)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Spectranetics Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 24, 2004                    /s/ John G. Schulte
                                           -------------------
                                           John G. Schulte
                                           President, Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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
                                                                 EXHIBIT 32.1(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Spectranetics Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the Annual Report on Form 10-Q of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and


            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     March 24, 2004              /s/ Guy A. Childs
                                       -----------------
                                       Guy A. Childs
                                       Vice President, Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                      -2-